Exhibit 10.4

                                                                 CONFORMED COPY



                                23 November 1999


                    GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee


                                       and

                               BARCLAYS BANK PLC

                      acting through its business division

                                  BARCLAYCARD


        ----------------------------------------------------------------

                           TRUST SECTION 75 INDEMNITY

        ----------------------------------------------------------------


                                 CLIFFORD CHANCE

This Deed of Indemnity is made on 23 November 1999

BETWEEN:

(1) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with company registration number 75210 and having its registered office at Normandy House, Grenville Street, St. Helier, Jersey JE2 4UF in its capacity as trustee of the Receivables Trust (the "RECEIVABLES TRUSTEE", which term shall include any successor of Gracechurch Receivables Trustee Limited in its capacity as trustee of the Receivables Trust); and

(2) BARCLAYS BANK PLC acting through its business division BARCLAYCARD, whose principal place of business is located at 1234 Pavilion Drive, Northampton NN4 7SG ("BARCLAYCARD", which term shall include any successors or permitted assigns).

WHEREAS

(A)   Barclaycard is the legal owner of certain Receivables.

(B) Barclaycard has entered into certain agreements pursuant to which it has agreed to make offers from time to time to transfer by way of assignment certain of such Receivables to the Receivables Trustee.

(C) Barclaycard has certain potential liabilities in its capacity as original Creditor with respect to Receivables under Section 75 of the Consumer Credit Act 1974 (each, a "TRANSFEROR SECTION 75 LIABILITY"). The Receivables Trustee has agreed to indemnify Barclaycard pursuant to the terms of and subject to the conditions of this Deed in respect of such claims.

NOW THIS DEED WITNESSETH as follows:

INTERPRETATION

1.1 Whenever used in this Deed and in the Recitals hereto, the words and phrases defined in the Master Definitions Schedule dated as of the date hereof and signed by the Receivables Trustee and Barclaycard in its capacity as Transferor, Transferor Beneficiary, Excess Interest Beneficiary and Servicer shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein.

1.2 Wherever used in this Deed and in the Recitals hereto, the words "Supplier", "Creditor" and "Debtor" shall bear the meanings ascribed thereto in the Consumer Credit Act 1974.

1.3 In Clause 3 of this Deed the words "Aggregate Investor Indemnity Amount", "Applicable Series" and "Excess Spread" shall bear the same meanings herein as used in the Series 99-1 Supplement dated 23 November 1999 to the Declaration of Trust and Trust Cash Management Agreement dated 23 November 1999.

2.    INDEMNITY

      The Receivables Trustee hereby undertakes to indemnify and hold harmless Barclaycard in respect of any loss suffered by Barclaycard arising from any claim or set-off by any Obligor with respect to any Transferor Section 75 Liability with respect to Receivables constituting Trust Property; PROVIDED, HOWEVER, that:

      (i)  any recovery by Barclaycard :

           (a) in accordance with its statutory right of indemnification from Suppliers; and

           (b) made pursuant to its rights of "CHARGE-BACK" (if any) under the operating regulations of the relevant payment system in respect of the transaction giving rise to the relevant Transferor Section 75 Liability, will be applied to reduce the loss of Barclaycard for the purpose of ascertaining claims under this Deed; and

      (ii) the maximum liability of the Receivables Trustee hereunder in respect of any Transferor Section 75 Liability will be limited to an amount equal to the Credit Advance relating to the transaction giving rise to that Transferor Section 75 Liability.

3. Claims made by Barclaycard pursuant to this Deed will only be payable to the extent the amount of the Aggregate Investor Indemnity Amount allocable to each Applicable Series can be met from Excess Spread available to each Applicable Series for distribution for such purposes in accordance with the relevant Supplement.

4. This Deed shall be governed and construed in accordance with the laws of England.

5.    (i)  Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed, and for such purposes, irrevocably submit to the exclusive jurisdiction of such courts.

     (ii) Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to in Clause 5(i) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS whereof this Deed has been executed as a deed by and on behalf of the Receivables Trustee and Barclaycard and is intended to be and is hereby delivered on the date above written.



Signed for and on behalf of                )
GRACECHURCH RECEIVABLES                    )            PETER S. CROOK
TRUSTEE LIMITED                            )
pursuant to a resolution of the Board      )



EXECUTED as a deed by                      )
BARCLAYS BANK PLC                          )
acting through its business division       )            MARK WINTER
BARCLAYCARD                                )
by its duly authorised                     )
attorney in the presence of:               )


SHARARE HAU